Exhibit 99.1

MARKET UPDATE SEPTEMBER 30, 2025

# 2 DISCLAIMER This presentation has been prepared by ETHZilla Corporation (“ ETHZilla ” or the “Company”) solely for information purposes . This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever . Specifically, this presentation does not constitute a “prospectus” within the meaning of the U . S . Securities Act of 1933 , as amended (the “Securities Act”) . Current and prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the United States Securities and Exchange Commission (the “SEC”) EDGAR system at www . sec . gov and on our website at www . ethzilla . com . The Company is making this presentation available in connection with an update on its business operations and strategies . This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company . No securities of the Company may be offered or sold in the United States without registration with the SEC or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder . Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein . By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation . This presentation speaks as of September 30 , 2025 . The information presented or contained in this presentation is subject to change without notice . Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . This presentation contains statements that constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws . All statements other than statements of historical fact are forward - looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations . These statements refer to many things, including and not limited to, the future value of any digital asset and/or another cryptocurrency, the management of a sophisticated cryptocurrency treasury strategy, including its participation in DeFi protocols, and future performance, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements . There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, partners, custodians, and vendors of the Company, and other risks . Historical facts are presented without intent to persuade . These statements can be recognized by the use of words such as “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “plan,” “seek”, “will,” “look,” “future,” “assume,” “continue,” or the negative of such terms or other variations thereof, or words of similar substance or meaning . Such forward - looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward - looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward - looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control . The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances . All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein . Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names . Actual results may vary greatly from any assumptions or models built in reliance on this presentation . Results may vary due to market conditions, unforeseen circumstances, competition, an unforeseen change in how regulators in the USA or elsewhere categorize ETH, and results are subject to a multitude of risks, uncertainties, and changes . Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of ETH, the ongoing security of the Ethereum ecosystem, technical and custodial risks, and other risks of loss . Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind . Recipients should seek advice from their own advisors as to these matters . For a description of the risks relating to an investment in the Company, we refer you to the “Forward - Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including Form 10 - Qs, Form 10 - Ks and Form 8 - Ks, filed with the SEC available at www . sec . gov .

BORN FROM ETHEREUM . BUILT FOR EVERYONE .

THE WORLD IS MOVING ON-CHAIN: ETHEREUM LEADS

Global capital, real-world assets, and financial infrastructure are converging on Ethereum, creating unprecedented growth opportunities

#1

The New Digital Reserve Asset – ETH is scarce, predictable, and productive through staking — combining the qualities of gold, Treasuries, and fixed income into one asset.

#2

Collateral & Infrastructure at Scale – ETH secures ~$80B+ [1] through DeFi protocols, underpins stablecoin settlement ($6T+ annually)[2], and powers the tokenization of real-world assets.

#3

Institutional Adoption Is Here – BlackRock, JPMorgan, Fidelity, and even sovereigns are building on Ethereum, with spot ETH ETFs now approved in the U.S.

(1) Source: DeFiLlama
(2) Source: Allium

#4

ETHZILLA

# 5 ETHEREUM THE SETTLEMENT LAYER FOR DIGITAL FINANCE ETH is the productive asset that powers and secures the world’s leading decentralized financial system; ETH is Digital Oil # ETH is the native asset of Ethereum, serving as both the network’s reserve currency and productive collateral. It secures the blockchain, powers stablecoins and DeFi, and generates yield through staking. # Ethereum is the world’s leading programmable settlement network, powering stablecoins, decentralized finance, and the tokenization of real - world assets. # ETH offers a unique investment profile: a scarce reserve asset that accrues value as Ethereum adoption expands. # 1 Growing demand for stablecoins # 3 Greater use of ETH as collateral # 2 More stablecoins put to work on Ethereum # 5 More institutions build products on Ethereum # 4 ETH price and Ethereum security strengthen Source: Electric Capital

# 6 STABLECOINS ARE DRIVING ON - CHAIN ACTIVITY (1) Source: Artemis as of 9/25/2025 (2) Source: DeFiLlama With $200B+ outstanding and trillions settled annually, the growth of stablecoins reinforces ETH as core financial infrastructure, creating sustained demand and greater liquidity for holders. # Ethereum hosts ~55% of all stablecoins 2 Stablecoin Supply By Chain ($millions) 1 0 50,000 100,000 150,000 200,000 250,000 300,000 2020 2021 2022 2023 2024 2025 Millions Ethereum Arbitrum Base Tron Solana BNB Chain Polygon PoS Avalanche C-Chain Aptos TON Other (11)

# 7 ETHEREUM SCALES THROUGH LAYER 2’S Source: Artemis As activity grows on L2 networks like Arbitrum , Optimism, and Base, Ethereum’s role as the settlement layer is reinforced, driving demand, deeper liquidity, and greater institutional legitimacy. Stablecoin Transfer Volume ($millions) 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 2020 2021 2022 2023 2024 2025 Ethereum Arbitrum Base OP Mainnet Mantle Avalanche C-Chain BNB Chain Celo HyperEVM Kaia Katana Polygon PoS Ripple Sei Network Solana Sonic Stellar Sui TON Tron Aptos

# 8 ETHEREUM’S GROWTH OVER THE LAST DECADE Source: Artemis ETHZ is positioned to capitalize on Ethereum’s growth, providing investors exposure alongside enhanced yield opportunities to drive overall returns. 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2015 2017 2019 2021 2023 2025 Price per ETH ($USD)

# 9 ETHZ IS A BRIDGE CONNECTING DEFI AND TRADFI ETHZ packages Ethereum yield and tokenization into a vehicle that meets institutional standards for governance, reporting, and management. Through Electric Capital with scale - driven access, ETHZ actively stakes and allocates treasury assets across leading Ethereum protocols. ETHZ aims to bring real - world assets on - chain, creating new collateral and yield streams that expand Ethereum’s financial ecosystem. INSTITUTIONAL - GRADE STRUCTURE DEFI - NATIVE DEPLOYMENT TOKENIZATION ENGINE As institutions move into Ethereum, ETHZ gives public investors access to the yield and tokenization strategies that are otherwise hard to reach.

# 10 OUR VISION IS TO BUILD THE LEADING DIGITAL ASSET TECHNOLOGY COMPANY ENABLED BY ETH ETHZilla is the next generation Ethereum based technology company: a digital platform powered by ETH, designed to generate differentiated cash flow and bring real - world assets on - chain. # Enhanced Yield – Staking ETH and deploying treasury positions into DeFi protocols to generate sustainable, compounding cash flow in ETH # Tokenization – Acquiring, monetizing, and tokenizing real - world assets (RWAs) to create new on - chain cash flows # Access – Scale and partnerships unlock participation in high - value DeFi opportunities and integrations not generally available to individual investors Staking and DeFi Yield RWA Tokenization ETH Appreciation Active DeFi Deployment

# 11 ETHZ bridges TradFi and DeFi, enabling yield, diversification, and growth. Institutional Capital, Tokenizable RWAs ETHZ IS A BRIDGE CONNECTING DEFI AND TRADFI Structured exposure Yield, Tokenized RWAs, Growth Deployment, Integration, Tokenization Structured Exposure Yield, Tokenized RWAs, Growth RWAs Tokenized RWAs TradFi DeFi

# 12 ETHZ’S YIELD ALLOCATION STRATEGY Notes: ETH was purchased at an average price of $3,949 as of 9/26/25.. (1) Earning rewards by validating and securing one or mor e blockchain protocols. Past performance is not indicative of future performance. Staking and Liquid Staking yield is subject to fluctuation as result of numerous factors, many of which are outside of our control, i ncl uding changes in network activity, the total amount of ETH staked, transaction fees, and protocol adjustments. (2) Total ETH & ETH Equivalents Held includes ETH the Company has entered into agreements to purchase. (3) USD Allocation is valued at the CME CF Ether reference rate of $3,945 as of 9/26/25. ETHZ puts ETH to work across protocols, compounding value through yield generation rather than simple price appreciation. USD Allocation 3 ETH Allocation Yield Protocol $51mm 12,837 Protocol 1 Staking / restaking 1 $193mm 48,800 Protocol 2 Staking / restaking 1 $42mm 10,600 Protocol 3 Staking / restaking 1 $118mm 30,036 ETH 2 $404mm 102,273 Total 13% 48% 10% 29% Protocol 1 Protocol 2 Protocol 3 ETH As of September 26, 2025

# 13 ETHZ KEY METRICS m NAV 1 Notes: All values in USD and in millions, as of 9/26/2025, unless otherwise noted. (1) See Appendix for a description of thes e m etrics. (2) Consists of Convertible Debt and OTC Swap. (3) ETH NAV is valued at the CME CF Ether reference rate of $3,945 as of 9/26/25. $ 402 Market Cap $ 569 Total Cash & Cash Equivalents Held $ 556 Total USD Debt 2 .96x mNAV Multiple $ 404 ETH NAV 3 $ 389 Enterprise Value (EV)

# 14 SUM OF THE PARTS VALUATION STEPS FOR ETHZ # 1 Begin with Cash Flow Multiple applied to ETH Yield Business # 2 ADD Multiple Based Value of USD Based Recurring Cash Flow Business # 3 ADD Multiple Based Value of Real - World Asset Yield Business # 4 ADD USD ASSETS Plus ETH ASSETS SUBTRACT Debt # 5 SUM the Four Parts to generate TOTAL VALUE # 6 DIVIDE by Total Shares Outstanding

THANK YOU

APPENDIX

# 17 APPENDIX The Company uses ETH NAV and mNAV , to help assess the performance of its strategy of acquiring and deploying ETH and ETH Equivalents in a manner the Company believes is accretive to shareholders . The Company believes that ETH NAV and mNAV can assist investors in understanding how the Company chooses to fund purchases of and deploy ETH and ETH Equivalents and the value created by such purchases . These metrics have inherent limitations including not taking into account that our assets are subject to all existing and future liabilities . These metrics are not, and should not be understood as, financial performance, valuation, or liquidity measures . These metrics may not be comparable to similarly titled measures of other companies . Other companies, including other companies with digital asset treasuries, may calculate these or similarly titled metrics differently, limiting the usefulness of those measures for comparative purposes . As used by the Company : # ETH NAV : Represents the total number of ETH and ETH Equivalents the Company holds as of a specified date multiplied by the current market price of one ETH (or the price of one ETH as of the date indicated based on the CME CF Ether Dollar Reference Rate) . It does not take into account or include the Company's indebtedness . # mNAV : Represents Enterprise Value (EV) divided by ETH NAV as of the specified date . EV is calculated as (A) the total market value of all outstanding ETHZ common stock, calculated by multiplying the number of outstanding shares of common stock by the closing price on the Nasdaq Capital Market on the applicable date . the closing price on the Nasdaq Capital Market on the applicable date, plus (B) the aggregate principal amount of the Company’s indebtedness, less (C) the Company’s Cash & Cash Equivalents . These measures are not, and should not be understood as, financial performance, valuation or liquidity measures . Specifically, although each of these measures incorporates the label “NAV,” they are not equivalent to “net asset value” or “NAV” or any similar metric in the traditional financial context . ௗ Additionally, each of these measures is not a measure of the amount by which the enterprise value exceeds net asset value in the traditional financial sense of those terms . ௗ The trading price of the Company’s common stock is informed by numerous factors in addition to Company’s ETH holdings and its actual or potential shares of common stock outstanding, and as a result, the trading price of the Company’s securities can deviate significantly from the market value of the Company’s ETH, and neither ETH NAV nor mNAV , are indicative or predictive of the trading price of the Company’s securities . Investors should rely on the financial statements and other disclosures contained in the Company’s SEC filings . In particular, the Company has adopted Accounting Standards Update No . 2023 - 08 , Intangibles — Goodwill and Other — Crypto Assets (Subtopic 350 - 60 ) : Accounting for and Disclosure of Crypto Assets (“ASU 2023 - 08 ”), which requires that the Company measure its ETH holdings at fair value in its statement of financial position as of the end of a reported period, and recognize gains losses from changes in the fair value in net income for the reported period . As a result, the Company recognizes gains and losses from changes in the fair value of our ETH holdings in net income each reporting period, which may create significant volatility in our reported earnings and decrease the carrying value of our digital assets, which in turn could have a material adverse effect on the market price of the Company’s common stock . Conversely, any sale of ETH at prices above our carrying value for such assets creates a gain for financial reporting purposes even if the Company would otherwise incur an economic or tax loss with respect to such transaction, which also may result in significant volatility in the Company’s reported earnings . As noted above, these metrics are narrow in their purpose and are used by management to assist it in assessing whether the Company is raising and deploying capital in a manner accretive to shareholders solely as it pertains to its ETH holdings . These metrics are merely supplements, not substitutes to the financial statements and other disclosures contained in the Company’s SEC filings . They should be used only by sophisticated investors who understand their limited purpose and many limitations . ௗ